SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 19, 2000
       ------------------------------------------------------------------

                            FLEET BOSTON CORPORATION
           ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
           ---------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   1-6366                         05-0341324
           ---------------------------------------------------------------
           (Commission File Number)     (IRS Employer Identification No.)


                      One Federal Street, Boston, MA 02210
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.         Other Events.


     The Company has filed this amended current report to correct its legal name, which was inadvertently reported as FLEETBOSTON FINANCIAL CORPORATION, and to add certain dates previously omitted.

     Pursuant  to  Form  8-K,   General   Instruction   F,  the  Company  hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.

                Exhibit No.                        Description
                -----------                        -----------

                Exhibit 99                         Press Release
                                                   Dated January 19, 2000


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                        FLEET BOSTON FINANCIAL CORPORATION



                                        By   /s/ William C. Mutterperl
                                           -------------------------------------
                                                 William C. Mutterperl
                                                 Executive Vice President,
                                                  Secretary and General Counsel



Dated:  March 9, 2000